Exhibit 99.1

COMMUNITY HEALTH SYSTEMS AND HEALTH MANAGEMENT ASSOCIATES

ANNOUNCE S-4 FILING DECLARED EFFECTIVE BY SEC

Special Meeting for HMA Stockholders Scheduled for January 8, 2014

FRANKLIN, Tenn. & NAPLES, Fla. (November 22, 2013 ) – Community Health Systems, Inc. (NYSE: CYH) (“CHS”) and Health Management Associates, Inc. (NYSE: HMA) (“HMA”) announced today that the Registration Statement on Form S-4 relating to the companies’ proposed merger has been declared effective by the Securities and Exchange Commission (“SEC”).

The Form S-4 contains HMA’s definitive proxy statement relating to soliciting the required approval of the transaction by HMA stockholders. HMA is expected to commence the mailing of the definitive proxy statement to its stockholders on or about November 25, 2013. CHS and HMA encourage HMA stockholders to review the proxy statement and to vote FOR adoption of the merger agreement at the HMA special stockholders’ meeting to be held in Naples, Florida, at 8:00 a.m., local time, on January 8, 2014.

“We are pleased that the SEC has completed its review, and we can continue to move towards the successful completion of our acquisition of HMA,” said Wayne T. Smith, chairman, president and chief executive officer of Community Health Systems, Inc. “We continue to believe this transaction represents full and fair value for HMA stockholders, while positioning CHS for long-term growth that will generate incremental stockholder value and benefit local communities and patients around the country. We look forward to working closely with HMA over the coming weeks to secure stockholder approval of the transaction.”

The transaction is expected to be completed during the first quarter of 2014 and is subject to approval of HMA stockholders holding 70 percent of HMA’s outstanding shares, antitrust clearance, receipt of other regulatory approvals, and the absence of certain adverse developments.

Under the terms of the transaction, CHS will acquire each issued and outstanding share of the common stock of HMA for $10.50 in cash, 0.06942 of a share of CHS common stock, and a Contingent Value Right, which could yield additional cash consideration of up to $1.00 per share, depending on the outcome of certain litigation matters described in the Registration Statement on Form S-4.

On November 13, 2013, HMA announced that its Board of Directors unanimously recommended that HMA stockholders vote “FOR” the adoption of the merger agreement. Glenview Capital Management LLC, which owns approximately 14.3% of the common stock of HMA, also announced that it intends to vote “FOR” the adoption of the merger agreement at the special meeting of HMA stockholders.

About CHS

Located in the Nashville, Tennessee, suburb of Franklin, Community Health Systems, Inc. is one of the largest publicly-traded hospital companies in the United States and a leading operator of general acute care hospitals in non-urban and mid-size markets throughout the country. Through its subsidiaries, CHS currently owns, leases or operates 135 hospitals in 29 states with an aggregate of approximately 20,000

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CHS and HMA Announce S-4 Filing Declared Effective by SEC

November 22, 2013

licensed beds. Its hospitals offer a broad range of inpatient and outpatient medical and surgical services. Shares in Community Health Systems, Inc. are traded on the New York Stock Exchange under the symbol “CYH.”

About HMA

Health Management Associates, Inc., through its affiliates, owns and manages hospitals and ambulatory surgery centers in small cities and selected larger urban markets. HMA currently operates 71 hospitals in 15 states with approximately 10,782 licensed beds. Shares in Health Management Associates are traded on the New York Stock Exchange under the symbol “HMA.”

Important Information and Where to Find It

In connection with the proposed transaction, CHS has filed with the SEC a registration statement on Form S-4 that includes a proxy statement of HMA and a prospectus of CHS. The registration statement was declared effective by the SEC on November 22, 2013. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND DEFINITIVE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT CHS, HMA AND THE MERGER. The definitive proxy statement/prospectus and a form of proxy will first be mailed to stockholders of HMA on or about November 25, 2013. These materials and other documents filed with the SEC will be available at no charge at the SEC’s website at www.sec.gov. In addition, stockholders will be able to obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC (when they become available) from CHS’s website at www.chs.net and HMA’s website at www.hma.com or by directing such request to CHS at 4000 Meridian Boulevard, Franklin, Tennessee 37067, Attention: Investor Relations, or to HMA at 5811 Pelican Bay Boulevard, Naples, Florida 34108, Attention: Investor Relations.

CHS, HMA and certain of their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the merger. Information regarding CHS’s directors and executive officers is available in CHS’s proxy statement filed with the SEC on April 5, 2013 in connection with its 2013 annual meeting of stockholders, and information regarding HMA’s directors and executive officers is available in (i) HMA’s proxy statement filed with the SEC on April 8, 2013 in connection with its 2013 annual meeting of stockholders and (ii) HMA’s consent revocation statement filed with the SEC on July 19, 2013 in response to the consent solicitation conducted by Glenview Capital Partners, L.P. and certain of its affiliates. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the expected timing of the completion of the merger, the benefits of

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CHS and HMA Announce S-4 Filing Declared Effective by SEC

November 22, 2013

the merger, including future financial and operating results, the combined company’s plans, objectives and expectations and other statements that are not historical facts. Such statements are based on the views and assumptions of the management of CHS and HMA and are subject to significant risks and uncertainties. Actual future events or results may differ materially from these statements. Such differences may result from the following factors: the ability to close the transaction on the proposed terms and within the anticipated time period, or at all, which is dependent on the parties’ ability to satisfy certain closing conditions, including the receipt of governmental approvals and the approval of HMA stockholders; the risk that the benefits of the transaction, including cost savings and other synergies, may not be fully realized or may take longer to realize than expected; the impact of the transaction on third-party relationships; actions taken by either of the companies; and changes in regulatory, social and political conditions, as well as general economic conditions. Additional risks and factors that may affect results are set forth in HMA’s and CHS’s filings with the Securities and Exchange Commission, including each company’s most recent Annual Report on Form 10-K or Form 10-K/A and Quarterly Report on Form 10-Q or 10 Q/A.

The forward-looking statements speak only as of the date of this communication. Neither CHS nor HMA undertakes any obligation to update these statements.

Community Health Systems, Inc.

Investor Relations:

W. Larry Cash, 615-465-7000

Executive Vice President & Chief Financial Officer

Media Relations:

Tomi Galin, 615-628-6607

Vice President, Corporate Communications

Health Management Associates, Inc.

Investor Relations:

John Merriwether, 239-598-3131

Vice President, Investor Relations

Media Relations:

MaryAnn Hodge, 239-598-3131

Vice President, Marketing & Communications

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